SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM 8-K

                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported):  February 16, 2001

                           CORPORATE VISION, INC.
           (Exact name of registrant as specified in its charter)

     Oklahoma                     0-18824                 73-1579755
  (State or other         (Commission File Number)     (I.R.S. Employer
   jurisdiction of                                    Identification No.)
   incorporation)

                              6130 S. MEMORIAL DR.
                                TULSA, OK 74133
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (918) 307-2243
              (Registrant's telephone number, including area code)

Item 1.     Changes in Control of Registrant.

     Not Applicable.

Item 2.     Acquisition or Disposition of Assets.

      Not Applicable.

Item 3.     Bankruptcy or Receivership.

     Not Applicable.

Item 4.     Changes in Registrant's Certifying Accountant.

     Not Applicable.

Item 5.     Other Events.

     Not Applicable.

Item 6.     Resignations of Registrant's Directors.

    On February 16, 2001, William Hale, Craig Treiber, and Robert Hildinger resigned as directors of the Registrant, leaving Keith Anderson as the sole board member. Mr. Anderson appointed Cynthia Cox, Gary Mays and A. Leon Blaser to fill the board seats vacated by Messrs. Hale, Triver and Hildinger, and appointed Curtis Swart to fill a board seat which had been previously vacated. The newly appointed directors will hold office until the next annual meeting of shareholders. The directors who resigned provided the Registrant with a letter stating that the resignations were to be effective as of midnight on February 16, 2001, but did not otherwise provide the Registrant with a reason for the resignations. Therefore, a copy of the letter is not being filed to this Form 8-K as an Exhibit.

Item 7.     Financial Statements, Pro Forma Financial Information and
Exhibits.

     (a)     Financial Statements of Businesses Acquired:  None.

     (b)     Pro Forma Financial Information:  None.

     (c)     Exhibits: None.

Item 8.     Change in Fiscal Year.

     Not Applicable.

Item 9.     Sales of Equity Securities Pursuant to Regulation S

     Not Applicable.

                               SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    CORPORATE VISION, INC.

Date: February 21, 2001             By: /s/ Gary Mays
                                    Gary Mays, President and Chief
                                    Executive Officer